Exhibit 3.34

Prescribed by J. Kenneth Blackwell
Please obtain fee amount and mailing instructions from the Filing Reference Guide (using the 3 digit form # located at the bottom of this form). To obtain the Filing Reference Guide or for assistance, please call Customer Service:

Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

RECEIVED
SECRETARY OF STATE
Expedite is an additional fee
of $100,00
☐ Expedite
2001 DEC 28 PM 2:36
COPY
CLIENT SERVICE CENTER

CERTIFICATE OF MERGER

In accordance with the requirements of Ohio law, the undersigned corporations, banks, savings banks, savings and loan, limited liability companies, limited partnerships and/or partnerships with limited liability, desiring to effect a merger, set forth the following facts:

I.		SURVIVING ENTITY

	A.	The name of the entity surviving the merger is:
House of Hanover, LLC

	B.	Name Change: As a result of this merger, the name of the surviving entity has been changed to the following:
House of Hanover, Ltd.

(Complete only if name of surviving entity is changing through the merger)

C.	The surviving entity is a:	(Please check the appropriate box and fill in the appropriate blanks)

☐	Domestic (Ohio) for-profit corporation, charter number

☐	Domestic (Ohio) non-profit corporation, charter number

☐	Foreign (Non-Ohio) corporation incorporated under the laws of the state/country of and licensed to transact business in the State of Ohio under license number

☐	Foreign (Non-Ohio) corporation incorporated under the laws of the state/country of and NOT licensed to transact business in the state of Ohio,

☑	Domestic (Ohio) limited liability company, with registration number	1284098

☐	Foreign (Non-Ohio) limited liability company organized under the laws of the state/country of and registered to do business in the State of Ohio under registration number

☐	Foreign (Non-Ohio) limited liability company organized under the laws of the state/country of and NOT registered to do business in the State of Ohio.

☐	Domestic (Ohio) limited partnership, with registration number

☐	Foreign (Non-Ohio) limited partnership organized under the laws of the state/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) limited partnership organized under the laws of the state/country of and NOT registered to do business in the state of Ohio.

☐	Domestic (Ohio) partnership having limited liability, with the registration number

154-MER	Page 1 of 6	Version: 7/1/01

J. Kenneth Blackwell

Secretary of State

☐
Foreign (Non-Ohio) partnership having limited liability organized under the laws of the state/country of ___________________ and registered to do business in the state of Ohio under registration number ___________________

☐	Foreign (Non-Ohio) non-profit incorporation under the laws of the state/county of and licensed to transact business in the state of Ohio under license number

☐	Foreign (Non-Ohio) non-profit incorporation under the laws of the state/county of and not licensed to transact business in the state of Ohio.

II.	MERGING ENTITY
The name, charter/license/registration number, type of entity, state/country of incorporation or organization, respectively, of which is a party to the merger are as follows: (If this is insufficient space to reflect all merging entities, please attach a separate sheet listing the merging entities)

Name House of Hanover, Ltd.	State/Country of Organization Ohio	Type of Entity Ltd. Partnership

III.	MERGER AGREEMENT ON FILE
The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

Hollis J. Garfield, c/o Emery Medical Management Co.	20255 Emery Road
(name)	(street and number)
North Randall	OH	44128-4122
(city, village or township)	(state)	(zip code)

IV.	EFFECTIVE DATE OF MERGER

This merger is to be effective on: date of filing                (if a date is specified, the date must be a date on or after the date of filing; the effective date of the merger cannot be earlier than the date of filing, if no date is specified, the date of filing will be the effective date of the merger).

V.	MERGER AUTHORIZED
The laws of the state or country under which each constituent entity exists, permits this merger.

This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

VI.	STATUTORY AGENT
The name and address of the surviving entity’s statutory agent upon whom any process, notice or demand may be served is:

Emery Medical Management Co,	20255 Emery Road
(name)	(street and number)
North Randall	, Ohio	44128-4122
(city, village or township)		(zip code)
(This item MUST be completed if the surviving entity is foreign entity which is not licensed, registered or otherwise authorized to conduct business in the state of Ohio)

VII.	ACCEPTANCE OF AGENT
The undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.

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J. Kenneth Blackwell
Secretary of State

VII.	ACCEPTANCE OF AGENT
The undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.

Emery Medical Management Co.

By:	[ILLEGIBLE]
Title:	Vice President

(The acceptance of agent must be completed by domestic surviving entities if through this merger the statutory agent for the surviving entity has changed, or the named agent differs in any way from the name currently on record with the Secretary of State.)

VIII.		STATEMENT OF MERGER
Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity

IX.		AMENDMENTS

The articles of incorporation, articles of organization, certificate of limited partnership or registration of partnership having limited liability (circle appropriate term) of the surviving domestic entity have been amended. Please see attached “Exhibit A.” (Please note, if there will be no change please state “no change”)

X.		QUALIFICATION OR LICENSURE OF FOREIGN SURVIVING ENTITY
A.
The listed surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability desires to transact business in Ohio as a foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the state of Ohio. The name and complete address of the statutory agent is:

		(name)	(street and number)

, Ohio
		(city, village or township)		(zip code)

The subject surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State of Ohio if the agent cannot be found, if the corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability fails to designate another agent when required to do so, or if the foreign corporation’s, bank’s, savings bank’s, savings and loan’s, limited liability company’s, limited partnership’s, or partnership having limited liability’s license or registration to do business in Ohio expires or is canceled.

B.	The qualifying entity also states as follows: (Complete only if applicable)
	1.	Foreign Notice Under Section 1703.031
(If the qualifying entity is a foreign bank, savings bank, or savings and loan, then the following information must be completed.)
		(a.)	The name of the Foreign Nationally/Federally chartered bank, savings bank, or savings and loan association is

		(b.)	The name(s) of any Trade Name(s) under which the corporation will conduct business:

		(c.)	The location of the main office (non-Ohio) shall be:

(street address)

(city, township, or village)	(county)	(state)	(zip code)

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J. Kenneth Blackwell
Secretary of State

(d.)	The principal office location in the state of Ohio shall be:

(street address)

(city, township, or village)	(county)	(state)	(zip code)
(Please note, if there will not be an office in the state of Ohio, please list none.)

	(e.)	The corporation will exercise the following purpose(s) in the state of Ohio:
(Please provide a brief summary of the business to be conducted; a general clause is not sufficient)

2.	Foreign Qualifying Limited Liability Company
(If the qualifying entity is a foreign limited liability company, the following information must be completed.)
	(a.)	The name of the limited liability company in its state of organization/registration is

	(b.)	The name under which the limited liability company desires to transact business in Ohio is

	(c.)	The limited liability company was organized or registered on ________________
under the laws of the state/country of ___________________________
(d.) The address to which interested persons may direct requests for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:

(street address)

(city, township, or village)	(state)	(zip code)

3.	Foreign Qualifying Limited Partnership
(If the qualifying entity is a foreign limited partnership, the following information must be completed).
	(a.)	The name of the limited partnership is

	(b).	The limited partnership was formed on

	(c.)	The address of the office of the limited partnership in its state/country of organization is:

(street address)

(city, township, or village)	(county)	(state)	(zip code)

(d.)	The limited partnership’s principal office address is:

(street address)

(city, township, or village)	(county)	(state)	(zip code)

(e.)	The names and business or residence addresses of the General partners of the partnership are as follows:

Name	Address

(If insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)

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J. Kenneth Blackwell
Secretary of State

(f .)	The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

(street address)

		(city, township, or village)	(county)	(state)	(zip code)
The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is canceled or withdrawn.

4.	Foreign Qualifying Partnership Having Limited Liability
	(a.)	The name of the partnership shall be

	(b.)	Please complete the following appropriate section (either item b(l) or b(2)):
(1.)	The address of the partnership’s principal office in Ohio is:

(street name and number)
, Ohio
(city, village or township)		(zip code)

(If the partnership does not have a principal office in Ohio, then items b2 and item c must be completed)

(2.)	The address of the partnership’s principal office (Non-Ohio):

(street address)

	(city, township, or village)	(state)	(zip code)
(c.)	The name and address of a statutory agent for service of process in Ohio is as follows:

(name)	(street and number)

, Ohio
(city, village or township)		(zip code)

(d.)	Please indicate the state or jurisdiction in which the Foreign Limited Liability Partnership has been formed

(e.)	The business which the partnership engages in is:

The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

House of Hanover, Ltd.	House of Hanover, LLC
(Exact name of entity)	(Exact name of entity)

By:	[ILLEGIBLE]	By:	[ILLEGIBLE]
Its:	General Partner	Its:	Member
Date:	12-26-01	Date:	12-26-01

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J. Kenneth Blackwell
Secretary of State

(Exact name of entity)	(Exact name of entity)

By:	By:
Its:	Its:
Date:	Date:

(Exact name of entity)	(Exact name of entity)

By:	By:
Its:	Its:
Date:	Date:

(Exact name of entity)	(Exact name of entity)

By:	By:
Its:	Its:
Date:	Date:

(Exact name of entity)	(Exact name of entity)

By:	By:
Its:	Its:
Date:	Date:

(Exact name of entity)	(Exact name of entity)

By:	By:
Its:	Its:
Date:	Date:

(Exact name of entity)	(Exact name of entity)

By:	By:
Its:	Its:
Date:	Date:

(Exact name of entity)	(Exact name of entity)

By:	By:
Its:	Its:
Date:	Date:

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AGREEMENT OF MERGER

          THIS AGREEMENT is made this 26TH day of December, 2001, by and between HOUSE OF HANOVER, LTD., an Ohio limited partnership (“DISAPPEARING ENTITY”), and HOUSE OF HANOVER, LLC, an Ohio limited liability company (“SURVIVING ENTITY”).

WITNESSETH:

          WHEREAS, the general partner of DISAPPEARING ENTITY and the members of SURVIVING ENTITY deem it advisable that DISAPPEARING ENTITY be merged into SURVIVING ENTITY under the laws of the State of Ohio in the manner provided therefor pursuant to Sections 1782.432 and 1705.36 et seq. of the Ohio Revised Code;

          NOW, THEREFORE, in consideration of the promises, covenants and the mutual agreements herein contained, the constituent corporations have agreed, and do hereby agree to merge upon the terms and conditions below stated.

ARTICLE I
Agreement to Merge

          DISAPPEARING ENTITY and SURVIVING ENTITY hereby agree that DISAPPEARING ENTITY shall be merged into SURVIVING ENTITY.

ARTICLE II
Name and Governing Law of Merged Corporation

          Upon the effective date of the merger, SURVIVING ENTITY’S name shall be changed to House of Hanover, Ltd., and SURVIVING ENTITY shall continue to be governed by the laws of the State of Ohio.

ARTICLE III
Place of Office of Surviving Corporation

          The principal place where SURVIVING ENTITY shall conduct business after the merger is 20255 Emery Road, North Randall, Ohio 44128-4122.

ARTICLE IV
Name and Residence of Agent of Surviving Entity

          Emery Medical Management Co., with offices at 20255 Emery Road, North Randall, Ohio 44128-4122, shall be, and is hereby appointed as the agent of DISAPPEARING ENTITY and SURVIVING ENTITY upon whom process, tax notices and demands against DISAPPEARING ENTITY or SURVIVING ENTITY may be served.

ARTICLE V
Mode of Effecting Merger

          The mode of carrying said merger into effect, and the manner and basis of converting the partnership interests of DISAPPEARING ENTITY into membership units of SURVIVING ENTITY shall be as follows:

          Each partner (both general and limited) of DISAPPEARING ENTITY shall surrender and assign his partnership interest to SURVIVING ENTITY on the effective date of this merger. Upon surrender thereof, no additional membership units shall be issued to the partners of DISAPPEARING ENTITY because the members of SURVIVING ENTITY and the partners of DISAPPEARING ENTITY are identical and own the same ownership percentages in both entities.

ARTICLE VI
Operating Agreement

          The Operating Agreement of SURVIVING ENTITY shall remain as the operating agreement of the surviving entity after the merger.

ARTICLE VII
Effective Date of Merger

          The merger shall become effective upon the later of (i) December 31, 2001, or (ii) the date of filing of a Certificate of Merger with the office of the Secretary of State of Ohio. The term “effective date,” wherever used in this Agreement, shall mean the effective date herein described.

2

          IN WITNESS WHEREOF, the constituent entities have executed this Agreement as of the day and year first above written.

HOUSE OF HANOVER, LTD.		HOUSE OF HANOVER, LLC

By:	/s/ Hollis J. Garfield	By:	/s/ Hollis J. Garfield
	Hollis J. Garfield, General Partner		Hollis J. Garfield, Member

Sidney Garfield Trust A Reverse QTIP Trust

		By:	/s/ Hollis G. Wiggins
HOLLIS G. WIGGINS, Trustee

Estate of Evelyn Garfield

		By:	/s/ A. M. Wiggins
A. M. WIGGINS, Executor Members

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DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
12/31/2001	200136500788	ARTICLES OF ORGANIZATION/DOM. LLC (LCA)	125.00	100.00	.00	.00	.00

Receipt
This is not a bill. Please do not remit payment.

BUCKINGHAM, DOOLITTLE & BURROUGHS
191 W NATIONWIDE BLVD., #300
50 S MAIN, BOX 1500
COLUMBUS, OH 43215

STATE OF OHIO

Ohio Secretary of State, J. Kenneth Blackwell

1284098

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

HOUSE OF HANOVER, LLC

and, that said business records show the filing and recording of:

Document(s)	Document No(s):

ARTICLES OF ORGANIZATION/DOM. LLC	200136500788

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 28th day of December, A.D. 2001.

United States of America State of Ohio Office of the Secretary of State	/s/ J. Kenneth Blackwell
Ohio Secretary of State

Prescribed by J. Kenneth Blackwell
Please obtain fee amount and mailing instructions from the Filing	Expedite is an additional fee of $100.00 ☐ Expedite
Reference Guide (using the 3 digit form # located at the bottom of this form). To obtain the Filing Reference Guide or for assistance, please call Customer Service:
Central Ohio: (614)-466-3910     Toll Free: 1-877-SOS-FILE (1-877-767-3453)

ARTICLES OF ORGANIZATION (Under Section 1705.04 of the Ohio Revised Code) Limited Liability Company	COPY

          The undersigned, desiring to form a limited liability Company, under Chapter 1705 of the Ohio Revised Code, do hereby state the following:

FIRST:	The name of said limited liability company shall be:
House of Hanover, LLC
(the name must include the words “limited liability company”, “limited”, “Ltd.”, “Ltd”, “LLC”, or “L.L.C.”)

SECOND:	(OPTIONAL) This limited liability company shall exist for	perpetual existence

THIRD: The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is (OPTIONAL) :

c/o Emery Medical Management Co., 20255 Emery Road
(street address or post office box )

North Randall	,	OH	44128-4122
(city, village, or township)		(state)	(zip code)

☐      Please check this box if additional provisions are attached.

Provisions attached hereto are incorporated herein and made a part of these articles of organization.

RECEIVED SECRETARY OF STATE 2001 DEC 28 PM 2:36 CLIENT SERVICE CENTER

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J. Kenneth Blackwell
Secretary of State

FOURTH:	Purpose (optional)
All lawful purposes

IN WITNESS WHEREOF, we have hereunto subscribed our names on	12/26/01
(date)

Signed	/s/ Hollis J. Garfield	Signed
Name:	Hollis J. Garfield	Name:

Signed		Signed
Name:		Name:

Signed		Signed
Name:		Name:

Signed		Signed
Name:		Name:

Signed		Signed
Name:		Name:

(If insufficient space for all signatures, please attach a separate sheet containing additional signatures)

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J. Kenneth Blackwell
Prescribed by: J. Kenneth Blackwell Secretary of State 30 East Broad St. LL Columbus, Ohio 43266-0418

ORIGINAL APPOINTMENT OF AGENT
(for limited liability company)

The undersigned, being at least a majority of the members of	House of Hanover, LLC	,
(name of limited liability company)
hereby appoint	Emery Medical Management Co.	to be the agent upon whom any process, notice or demand required or
(name of agent)
permitted by statute to be served upon the limited liability company may be served. The complete address of the agent is:

20255 Emery Road
(street address P.O. Boxes are not acceptable)
North Randall	, Ohio	44128-4122
(city, village, township)		(zip)

By:	/s/ Hollis J. Garfield	By:
	(authorized member, manager, or representative)		(authorized member, manager, or representative)
Name:	Hollis J. Garfield	Name:

By:		By:
	(authorized member, manager, or representative)		(authorized member, manager, or representative)
Name:		Name:

By:		By:
	(authorized member, manager, or representative )		(authorized member, manager, or representative )
Name:		Name:

ACCEPTANCE OF APPOINTMENT

The undersigned , named herein as the statutory agent for	House of Hanover, LLC
(name of limited liability company)
hereby acknowledges and accepts the appointment of agent for said limited liability Company.
Emery Medical Management Co.

	By:	[ILLEGIBLE]
(Agent’s signature)
	Title:	[ILLEGIBLE]

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